Blackstone’s Full Year and Fourth Quarter 2013 Earnings January 30, 2014 Exhibit 99.2

Blackstone 1
“Our record results in 2013 illustrate how our long-
term fund structures benefit our investors, and how
our patient approach toward improving assets can
ultimately drive better earnings growth and fund
performance.”
Stephen A. Schwarzman
Chairman and Founder

Blackstone 2
Blackstone’s Record Full Year and Fourth Quarter 2013 Earnings
Blackstone’s record $3.5 billion of Economic Net Income (“ENI”) was driven by its best year of overall investment performance.
•
ENI was $1.5 billion ($1.35/unit) for the quarter and $3.5 billion ($3.07/unit) for the full year.
Full year Distributable Earnings (“DE”) continued to accelerate to $1.9 billion ($1.56/unit), up 66%.
•
Distributable Earnings were $0.68/unit for the fourth quarter, driven by Realized Performance Fees and Realized Investment Income totaling $694 million.
•
Fund activity generated $1.4 billion of Realized Performance Fees, up 126% for the year.
•
Fee Related Earnings rose to $745 million driven by 18% growth in Fee-Earning Assets Under
Management.
GAAP Net Income was $621 million for the quarter and $1.2 billion for the year, net of certain non-cash
IPO and transaction related expenses and non-controlling interests, mainly inside ownership.
Total Assets Under Management (“AUM”) reached $266 billion, up 26% year-over-year with double-digit increases across all investing businesses, through a combination of strong inflows and appreciation.
•
Gross asset inflows totaled $17 billion in the fourth quarter and $60 billion for the year.
•
Blackstone’s funds returned $38 billion
(a)
of capital to investors during 2013.
(a) See Total Assets Under Management – FY’13 Total AUM Rollforward, notes (b) and (c) (see page 13).

Blackstone 3
Blackstone’s Record Full Year and Fourth Quarter 2013 Earnings
(a) ENI per Unit is based on the Weighted-Average ENI Adjusted Units.
(b) DE per Common Unit equals DE Attributable to Common Unitholders divided by Total Common Units Outstanding.
% Change % Change
(Dollars in Thousands, Except per Unit Data)
4Q'12 4Q'13 vs. 4Q'12 FY'12 FY'13 vs. FY'12
Fee Revenues 646,903 $         648,246 $         0% 2,186,765 $      2,367,322 $      8%
Performance Fees 470,173            1,688,219         259% 1,593,765         3,556,373         123%
Investment Income 111,670            356,743            219% 286,244            687,805            140%
Total Revenues 1,228,746 $     2,693,208 $     119% 4,066,774 $     6,611,500 $     63%
Total Expenses 542,733            1,109,921         105% 2,025,767         3,015,461         49%
Taxes 16,032               41,189               157% 45,708               82,164               80%
Economic Net Income (“ENI”) 669,981 $         1,542,098 $     130% 1,995,299 $     3,513,875 $     76%
ENI per Unit
(a)
0.59 $               1.35 $               129% 1.77 $               3.07 $               73%
GAAP Net Income 106,413 $         621,255 $         484% 218,598 $         1,171,202 $      436%
Fee Related Earnings (“FRE”) 272,604 $         260,706 $         (4)% 700,313 $         745,469 $         6%
Distributable Earnings (“DE”) 562,337 $         820,629 $         46% 1,123,965 $     1,862,699 $     66%
DE per Common Unit
(b)
0.45 $               0.68 $               51% 0.93 $               1.56 $               68%
Distribution per Common Unit 0.42 $               0.58 $               38% 0.72 $               1.34 $               86%
Total Assets Under Management 210,219,960 $ 265,757,630 $ 26% 210,219,960 $ 265,757,630 $ 26%
Fee-Earning Assets Under Management 167,880,440 $ 197,981,739 $ 18% 167,880,440 $ 197,981,739 $ 18%

Total Revenues = 39% CAGR(a)

DE = 36% CAGR

98% CAGR

66% CAGR

4
Patience Drives Sustainable Outperformance: “Compounding Effect”
Total Revenues and Economic Income
(Dollars in Millions)
Distributable Earnings: “DE”
(Dollars in Millions)
49%
CAGR
53%
Margin
Total Revenues
Economic Income
13%
CAGR
91%
CAGR
Net Realization Activity
Fee Related Earnings
$1,863
Gross Performance Fees and Investment Income
(Dollars in Millions)
Net Performance Fee Receivable
(Dollars in Millions)
(a) CAGR = Compound Annual Growth Rate.
$724
$1,581 $1,585
$2,041
$3,596
$1,792
$3,141
$3,284
$6,612
2009 2010 2011 2012 2013
$1,863
$1,124
$781
$771
$546
$461 $478
$546
$700
$745
$84
$293
$235
$424
$1,117
2009 2010 2012 2013 2011
$274
$1,475
$1,360
$1,880
$4,244
2009 2010 2011 2012 2013
$749
$1,468
$2,238
$3,400
2010 2011 2012 2013
Blackstone 4
$4,067

Fee Earnings

Distributable Earnings

Economic Net Income

Blackstone 5
Walkdown of Financial Metrics
(Dollars in Thousands, Except per Unit Data)
4Q'13 FY'13
Results Per Unit
(a)
Results Per Unit
(a)
Base Management Fees 469,092 $          1,740,807 $
Advisory Fees 139,158 410,514
Transaction and Other Fees, Net 59,733 206,977
Management Fee Offsets (43,752) (72,220)
Interest Income and Other Revenue 28,334 61,670
Compensation (262,688) (1,115,640)
Other Operating Expenses (129,171) (486,639)
Fee Related Earnings 260,706 $          0.23 $                745,469 $          0.66 $
Net Realized Incentive Fees 202,707 273,418
Net Realized Carried Interest 252,361 686,757
Net Realized Investment Income 75,156 183,665
Taxes and Related Payables (68,610) (156,734)
Equity-Based Compensation 98,309 130,124
Distributable Earnings 820,629 $          0.68 $                1,862,699 $      1.56 $
Net Unrealized Incentive Fees (102,736) (8,277)
Net Unrealized Carried Interest 617,825 1,191,293
Net Unrealized Investment Income 277,268 523,714
Add Back: Related Payables 27,421 74,570
Less: Equity-Based Compensation (98,309) (130,124)
Economic Net Income 1,542,098 $      1.35 $                3,513,875 $      3.07 $
See Appendix – Walkdown of Financial Metrics – Calculation of Certain Non-GAAP Financial Metric Components for the calculation of the amounts presented herein that are not the respective captions from the Total Segment information (see page 31).
(a)
Fee Related Earnings per Unit is based on DE Units Outstanding; DE per Unit equals DE per Common Unit; and ENI per Unit is based on Weighted-Average ENI Adjusted Units (See
Appendix – Unit Rollforward (see page 32)). FY’13 Fee Related Earnings per Unit and DE per Unit amounts equal the sum of the respective per unit quarterly amounts for 2013.

Blackstone 6
Summary Walkdown of GAAP to Non-GAAP Financial Metrics
GAAP
Economic Income
“EI”
Fee Related Earnings
“FRE”
Distributable Earnings
“DE”
Income Before Provision for Taxes
+ IPO and Acquisition-Related Charges
– Impact of Consolidated Funds
– Net Performance Fees
– Fund Investment Income
+ Net Realized Performance Fees
+ Realized Investment Income
– Taxes and Related Payables
+   Equity-Based Compensation
= Distributable Earnings
(Dollars in Millions)
4Q’13 FY’13
$821
= Economic Income $1,583 $3,596
= Fee Related Earnings
$261 $745
$1,863
$1,585 $3,149
See Appendix – Reconciliation of GAAP to Non-GAAP Measures for details (see pages 29-30).

Blackstone 7
Private Equity
28.5%
FY’13 increase in fund carrying value
(b)
$330 million
FY’13 Realized Performance Fees
(a) Corporate Private Equity portfolio includes BCP, BCOM and BEP. Excludes Tactical Opportunities, Other Funds (including fee-paying co-investment funds) and Strategic Partners.
(b) Corporate Private Equity portfolio, Tactical Opportunities and Other Funds (including fee-paying co-investment funds). Excludes returns for Strategic Partners.
(c) MOIC = Multiple of Invested Capital.
(d)
See Additional Disclosures (see page 18).
(e) “IRR” is the Internal Rate of Return and refers to Total Net IRR. On a gross basis, BCP IV’s IRR was 50%.
Blackstone took advantage of improving equity markets to harvest gains driving Total Revenues to $1.5 billion and
Economic Income to $715 million, with $3.5 billion of realizations during the quarter and $9.6 billion for the year.
•
Completed the successful IPOs of Merlin and Hilton during the quarter, creating a combined $5.4 billion of public market capitalization for Blackstone’s private equity investors, bringing the total market capitalization across all funds to $17.0 billion.
•
Announced sales of Mivisa, Apria and GeoSouthern which will generate $2.7 billion of proceeds at closing.
Strong performance by the Corporate Private Equity
(a)
funds in 2013 drove Total Revenues up 76% on increased
Performance Fees and Investment Income.
•
Overall carrying value of portfolio assets
(b)
appreciated 11.5% during the quarter and 28.5% for the full year.
•
BCP V appreciated 34.5% during 2013 and is now held at a MOIC
(c)
of 1.5x with 46% of fund assets public
(d)
.
•
BCP IV appreciated 20.5% during 2013 and generated a 37% net IRR
(e)
and a MOIC of 2.8x since inception.
Invested and/or committed $3.4 billion of total capital for the quarter and $5.0 billion for the year.
Fourth quarter commitments: tactical opportunities $1.5 billion ($5.1 billion total); initial close on latest Strategic
Partners secondary fund of funds with $688 million total; Total AUM for Private Equity increased to $65.7 billion.
$632 million
Net Accrued Performance Fees at 4Q’13
% Change % Change
(Dollars in Thousands)
4Q'12 4Q'13 vs. 4Q'12 FY'12 FY'13 vs. FY'12
Fee Revenues 134,857 $          123,044 $        (9)% 458,721 $       479,312 $       4%
Performance Fees 118,968             486,641           309% 258,178           728,225           182%
Investment Income 64,856               116,112           79% 111,160           249,775           125%
Total Revenues 318,681             725,797           128% 828,059           1,457,312       76%
Compensation 53,963               56,370             4% 222,709           236,120           6%
Performance Fee Compensation 26,145               276,207           956% 62,234             381,686           513%
Other Operating Expenses 40,499               32,767             (19)% 130,845           124,137           (5)%
Total Expenses 120,607             365,344           203% 415,788           741,943           78%
Economic Income 198,074 $          360,453 $       82% 412,271 $       715,369 $       74%
Total AUM 51,002,973 $    65,675,031 $  29% 51,002,973 $  65,675,031 $  29%
Fee-Earning AUM 37,050,167 $    42,600,515 $  15% 37,050,167 $  42,600,515 $  15%

Blackstone 8
Real Estate
31.3%
FY’13 increase in fund carrying value
(a)
$533 million
FY’13 Realized Performance Fees
Revenues were up 96% to $3.2 billion for 2013 generating a 107% increase in Economic Income to $2.1 billion.
Overall carrying value of Real Estate Funds
(a)
appreciated 13.1% for the quarter and 31.3% for the year.
•
Completed the successful IPOs of Hilton, Extended Stay and Brixmor during the fourth quarter. These investments represent $18.7 billion of unrealized equity value in funds and fee-paying co-investments.
•
Attractive pricing resulted in opportunities to exit assets across the portfolio, generating record Realized
Performance Fees of $533 million, driven by private sales of stabilized office buildings in the U.S. and U.K.
Closed on a record $15.8 billion of new capital across the Real Estate segment during the year.
•
Fourth quarter commitments: first Asian real estate fund $1.5 billion ($3.2 billion total); fourth European fund
$3.9 billion ($5.6 billion total) as both approach their caps of $5.0 billion and $6.9 billion
(b)
, respectively.
•
BXMT, the commercial mortgage REIT, has continued its strong growth since the May re-IPO, completing three offerings with a current market capitalization of over $1 billion, up from $61 million at the end of 2012.
Invested $10.2 billion of total capital with an additional $1.4 billion committed at year end, bringing the total capital invested plus committed to a record $11.6 billion for 2013 as the investment environment remained attractive and we were able to capitalize on our unique global footprint.
$2.3 billion
Net Accrued Performance Fees at 4Q’13
% Change % Change
(Dollars in Thousands)
4Q'12 4Q'13 vs. 4Q'12 FY'12 FY'13 vs. FY'12
Fee Revenues 167,924 $          187,081 $       11% 623,736 $       646,983 $       4%
Performance Fees 201,527             958,463           376% 874,415           2,155,582       147%
Investment Income 34,442               224,926           553% 136,177           402,560           196%
Total Revenues 403,893             1,370,470       239% 1,634,328       3,205,125       96%
Compensation 54,201               75,625             40% 271,122           294,222           9%
Performance Fee Compensation 66,727               333,047           399% 240,377           724,537           201%
Other Operating Expenses 36,946               29,698             (20)% 123,714           116,391           (6)%
Total Expenses 157,874             438,370           178% 635,213           1,135,150       79%
Economic Income 246,019 $          932,100 $       279% 999,115 $       2,069,975 $    107%
Total AUM 56,695,645 $    79,410,788 $  40% 56,695,645 $  79,410,788 $  40%
Fee-Earning AUM 41,931,339 $    50,792,803 $  21% 41,931,339 $  50,792,803 $  21%
$533 million
FY’13 Realized Performance Fees
$2.3 billion
Net Accrued Performance Fees at 4Q’13
(a)
Blackstone Real Estate Partners (“BREP”) portfolio (including fee-paying co-investment funds).
(b)
The fourth European fund has a commitment cap of €5 billion ($6.9 billion at December 31, 2013).

Blackstone 9
Hedge Fund Solutions
(a) BAAM’s Principal Solutions Composite, formerly known as BAAM’s Core Funds Composite, does not include BAAM’s long-only equity, long-biased commodities, seed, strategic opportunities (external investments) and advisory platforms. On a net of fees basis, the BAAM Principal Solutions Composite was up 3.4% for the quarter and 11.4% for the full year, with a Sharpe ratio of 4.3. On a net of fees basis, the equity long/short strategies were up between 16% and 21%.
Compelling risk-adjusted performance and new product innovation drove continued strong growth and market share gains for the world’s largest discretionary allocator to hedge funds.
Record Total Revenues of $649 million resulted in a 46% increase in Economic Income to $377 million as strong investment performance contributed to record assets, Management and Performance Fees.
BAAM’s Principal Solutions Composite
(a)
was up gross 3.8% for the quarter and 12.8% for the full year, with a low volatility portfolio leading to a Sharpe ratio of 4.7. The equity long/short strategies
(a)
were up between
19% and 23% gross.
Fee-Earning AUM grew 22% year-over-year to $52.9 billion; January 1 subscriptions of $698 million are not included in year end Fee-Earning AUM.
$27.8 billion, or 97%, of Incentive Fee-Earning AUM, were above their high water mark and/or hurdle, up from
$18.6 billion and 78% a year ago, generating $215 million of Performance Fees for the full year.
BAAM’s Strategic Opportunities platform invested approximately $3.4 billion in new special situation exposures.
Fourth quarter commitments: BAAM’s permanent capital vehicle acquiring general partner interests in hedge funds held its initial close of $1.1 billion.
% Change % Change
(Dollars in Thousands)
4Q'12 4Q'13 vs. 4Q'12 FY'12 FY'13 vs. FY'12
Fee Revenues 96,801 $            114,389 $       18% 350,939 $       414,850 $       18%
Performance Fees 36,524               76,881             110% 92,475             215,453           133%
Investment Income 3,784                   6,087               61% 15,787             18,307             16%
Total Revenues 137,109             197,357           44% 459,201           648,610           41%
Compensation 28,113               28,147             0% 119,731           136,470           14%
Performance Fee Compensation 9,766                   18,878             93% 24,397             68,649             181%
Other Operating Expenses 16,491               15,697             (5)% 57,809             66,966             16%
Total Expenses 54,370               62,722             15% 201,937           272,085           35%
Economic Income 82,739 $            134,635 $       63% 257,264 $       376,525 $       46%
Total AUM 46,092,505 $    55,657,463 $  21% 46,092,505 $  55,657,463 $  21%
Fee-Earning AUM 43,478,791 $    52,865,837 $  22% 43,478,791 $  52,865,837 $  22%
12.8%
FY’13 Composite Return
$27.8 billion
Incentive Fee-Earning AUM at 4Q’13
(97% of Total Eligible Incentive Fees)
$5.1 billion
FY’13 Fee-Earning Net Inflows

Blackstone 10
Credit
Totals may not add due to rounding.
(a) Represents weighted-average performance of the assets of the respective flagship funds within each strategy. Hedge Fund Strategies net returns were 6.8% for 4Q’13 and 18.2% for FY’13, Mezzanine Funds net returns were 2.8% for 4Q’13 and
17.9% for FY’13 and Rescue Lending Funds net returns were 9.8% for 4Q’13 and 24.3% for FY’13.
(b) Includes business development companies (“BDCs”), closed-end funds, commingled funds, the exchange traded fund and separately managed accounts.
$65 billion
4Q’13 Total AUM
GSO’s diversified platform drove double-digit annual returns across its various strategies against a challenging environment despite sustained low interest rates and record level high yield issuance.
A substantial increase in Performance Fees, up 24%, drove Total Revenues to $880 million and Economic Income to a record $358 million for the year.
Despite realized proceeds in carry funds of $655 million for the quarter and
$3.2 billion for the year, Fee-Earning AUM grew 14%.
Total AUM grew 15% year-over-year to $65.0 billion due to robust net inflows throughout the year.
Closed on $1.8 billion during the quarter for new product launches, reflecting the continued focus on growing organically by leveraging core credit expertise.
Investment Performance
(a)
Gross Returns
% Change % Change
(Dollars in Thousands)
4Q'12 4Q'13 vs. 4Q'12 FY'12 FY'13 vs. FY'12
Fee Revenues 117,081 $          80,873 $          (31)% 389,304 $       405,088 $       4%
Performance Fees 113,154             166,234           47% 368,697           457,113           24%
Investment Income 8,043                   8,892               11% 20,380             18,049             (11)%
Total Revenues 238,278             255,999           7% 778,381           880,250           13%
Compensation 51,853               31,802             (39)% 182,077           186,514           2%
Performance Fee Compensation 61,106               89,930             47% 186,538           238,310           28%
Other Operating Expenses 18,116               29,566             63% 84,488             96,940             15%
Total Expenses 131,075             151,298           15% 453,103           521,764           15%
Economic Income 107,203 $          104,701 $       (2)% 325,278 $       358,486 $       10%
Total AUM 56,428,837 $    65,014,348 $  15% 56,428,837 $  65,014,348 $  15%
Fee-Earning AUM 45,420,143 $    51,722,584 $  14% 45,420,143 $  51,722,584 $  14%
4Q'13 FY'13
Hedge Fund
   Strategies
8.5% 24.1%
Mezzanine
   Funds
3.9% 25.6%
Rescue
   Lending Funds
11.8% 33.1%
CLOs
Customized Credit
Strategies
(b)
Mezzanine
Funds
Rescue
Lending
Funds
Hedge Fund
Strategies
$20.6
$8.0
$9.4
$6.4
$20.7

Blackstone 11
Financial Advisory
% Change % Change
(Dollars in Thousands)
4Q'12 4Q'13 vs. 4Q'12 FY'12 FY'13 vs. FY'12
Fee Revenues 130,240 $          142,859 $       10% 364,065 $       421,089 $       16%
Investment Income (Loss) 545                      726                    33% 2,740               (886)                 n/m
Total Revenues 130,785             143,585           10% 366,805           420,203           15%
Compensation 59,429               70,744             19% 235,137           262,314           12%
Other Operating Expenses 19,378               21,443             11% 84,589             82,205             (3)%
Total Expenses 78,807               92,187             17% 319,726           344,519           8%
Economic Income 51,978 $            51,398 $          (1)% 47,079 $          75,684 $          61%
Full year revenues were up 15% in 2013, the second best year for that segment, primarily from increased activity in
Restructuring, the Park Hill fund placement business and the impact of the first full year of earnings from
Blackstone Capital Markets, which was an active participant in increased public market activity for both equity and debt issuances.
Blackstone Capital Markets had a successful first year as it acted as an underwriter or arranger on 26 deals, including the IPOs for Brixmor, Extended Stay and Pinnacle Foods, the IPO and secondary offering for SeaWorld, and the IPO and debt refinancing for Hilton.
Restructuring had its second best year of revenue despite the improving economy and historically low default rates, as the business diversified its client base and advisory roles through a number of high profile assignments and continued focus on non-bankruptcy related assignments.
Park Hill’s double-digit growth in placement fee revenue is a key indicator of the value to alternative managers to raise capital but is also a reflection of continued positive trends in institutional commitments to alternatives.
Blackstone Advisory Partners revenue was down year-over-year, consistent with the 2013 industry trend of the lowest announced merger and acquisition dollar volume since 2009, although a meaningful backlog of assignments existed at year end.

+18%
$167.9
$198.0
$37.1
$41.9
$43.5
$45.4
$42.6
$50.8
$52.9
$51.7
4Q'12
4Q'13
Credit
Hedge Fund Solutions
Real Estate
Private Equity

Blackstone 12
Private
Equity
Real
Estate
Hedge
Fund
Solutions
Credit
Totals may not add due to rounding.
(a)
Inflows: include contributions, capital raised, other increases in available capital, purchases and acquisitions.
(b)
Outflows: represent redemptions, client withdrawals and other decreases in available capital.
(c)
Realizations: represent realizations from the disposition of assets.
(d)
Market Activity: gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.
Fee-Earning AUM by Segment
(Dollars in Billions)
4Q’13 Fee-Earning AUM Rollforward
(Dollars in Millions)
FY’13 Fee-Earning AUM Rollforward
(Dollars in Millions)
Inflows: Strategic Partners (“SP”) acquisition $7.0B; Tactical
Opportunities $2.7B.
Inflows: CLO launches raised $3.7B in long term funds; capital deployed in Mezzanine and Rescue Lending funds ($1.4B); capital raised in Hedge
Fund Strategies ($1.6B), BDCs ($4.8B) and other vehicles ($3.9B).
Realizations: BCP V $2.6B (including Nielsen ($309M), SeaWorld ($196M),
Pinnacle ($157M)); BCP IV $744M including Vanguard ($286M), TDC
($135M) and TRW ($119M).
Inflows: first Asian fund $3.2B; fourth European fund $5.5B;
co-investment across funds $1.6B, BXMT $715M and second debt strategies fund $1.3B.
Realizations: $6.9B returned to CLO investors; $1.9B returned across Mezzanine and Rescue Lending funds.
Net Inflows: $3.3B in customized funds; $1.1B in launch of
1940 Act mutual fund; January 1, 2014 subscriptions of
$698M.
Realizations: BREDS $2.1B; BREP VI $603M; BREP V $460M.

Fee-Earning Assets Under Management
Private Real Hedge Fund
Equity Estate Solutions
3Q'13 43,645 $     44,716 $     50,830 $     49,459 $     188,650 $
Inflows
(a)
803 7,623 2,165 3,438 14,029
Outflows
(b)
(238) (233) (1,541) (528) (2,540)
Realizations
(c)
(1,695) (1,445) (185) (1,425) (4,750)
Net Inflows (Outflows) (1,130) 5,945 440 1,485 6,739
Market Activity
(d)
86 132 1,596 778 2,592
4Q'13 42,601 $     50,793 $     52,866 $     51,723 $     197,982 $
QoQ Increase (Decrease) (2)% 14% 4% 5% 5%
Credit Total
Private Real Hedge Fund
Equity Estate Solutions
4Q'12 37,050 $     41,931 $     43,479 $     45,420 $     167,880 $
Inflows
(a)
9,884 13,836 9,098 15,382 48,200
Outflows
(b)
(393) (1,330) (3,627) (2,085) (7,434)
Realizations
(c)
(4,025) (3,649) (348) (8,872) (16,894)
Net Inflows 5,466 8,856 5,123 4,426 23,872
Market Activity
(d)
84 5 4,264 1,877 6,230
4Q'13 42,601 $     50,793 $     52,866 $     51,723 $     197,982 $
YoY Increase 15% 21% 22% 14% 18%
Credit Total

+26%
$210.2
$51.0
$56.7
$46.1
$56.4
$265.8
$65.7
$79.4
$55.7
$65.0
4Q'12
4Q'13
Credit
Hedge Fund Solutions
Real Estate
Private Equity

Blackstone 13
Private
Equity
Real
Estate
Hedge
Fund
Solutions
Credit
Totals may not add due to rounding.
(a) Inflows: include contributions, capital raised, other increases in available capital, purchases and acquisitions.
(b) Outflows: represent redemptions, client withdrawals and other decreases in available capital.
(c) Realizations: represent realizations from the disposition of assets and the effect of changes in the definition of Total Assets Under Management.
(d) Market Activity: gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.
Total AUM by Segment
(Dollars in Billions)
Total Assets Under Management
4Q’13 Total AUM Rollforward
(Dollars in Millions)
FY’13 Total AUM Rollforward
(Dollars in Millions)
Private Real Hedge Fund
Equity Estate Solutions
4Q'12 51,003 $      56,696 $      46,093 $      56,429 $      210,220 $
Inflows
(a)
14,420         17,687         9,338            18,834         60,279
Outflows
(b)
(653)              (1,050)          (3,855)          (2,811)          (8,368)
Realizations
(c)
(9,584)          (8,298)          (448)              (11,196)        (29,526)
Net Inflows 4,183            8,339            5,035            4,828            22,384
Market Activity
(d)
10,489         14,376         4,530            3,758            33,153
4Q'13 65,675 $      79,411 $      55,657 $      65,014 $      265,758 $
YoY Increase 29% 40% 21% 15% 26%
Credit Total
Private Real Hedge Fund
Equity Estate Solutions
3Q'13 62,620 $      68,964 $      53,162 $      63,318 $      248,065 $
Inflows
(a)
2,462            7,634            2,698            4,193            16,987
Outflows
(b)
(67)                (374)              (1,661)          (1,081)          (3,182)
Realizations
(c)
(3,490)          (3,376)          (237)              (2,843)          (9,946)
Net Inflows (Outflows) (1,095)          3,884            801               269               3,859
Market Activity
(d)
4,150            6,562            1,695            1,427            13,834
4Q'13 65,675 $      79,411 $      55,657 $      65,014 $      265,758 $
QoQ Increase 5% 15% 5% 3% 7%
Credit Total
Market Activity: driven by successful IPOs of Hilton ($5.5B), Extended
Stay ($697M) and Brixmor ($600M), as well as improving fundamentals of
Equity Office Properties ($1.0B) and Invitation Homes ($912M).
Market Activity: $4.1B of appreciation in customized and commingled funds; BAAM’s Principal Solutions Composite up 12.8% gross.
Market Activity: $1.5B of gains in Hedge Fund Strategies and business development companies; $1.5B appreciation in carry funds.
Inflows: SP fund acquisition $9.4B, Tactical Opportunites $3.5B;
first close  of next SP fund $688M.
Market Activity: successful IPOs in BCP V of $3.7B (Hilton ($2.0B),
Pinnacle ($1.1B), SeaWorld($536M)) and BCP IV of $1.0B (Merlin); in
total, public portfolio appreciation of 49.5% created $6.6B of value.
Inflows in excess of Fee-Earning inflows: largely driven by commitments to Rescue Lending funds ($2.1B) and Mezzanine funds ($729M).
Inflows in excess of Fee-Earning inflows: $1.1B initial close of first permanent capital vehicle acquiring general partner interests in hedge funds.

$9.9
$17.7
$2.0
$17.1

$9.5
$1.6
$4.3
$5.3

$43.1
$112.1
$25.8

Blackstone 14
4Q’13 Available Capital Summary
Committed undrawn capital (“dry powder”) reached its highest level of $46.8 billion at year end on strong inflows that easily outpaced $15.3 billion of total capital deployed.
$20.8 billion of Total AUM was not yet earning Base Management Fees at year end due largely to fund structures where the payment of Management Fees is triggered by investment of capital rather than commitment.
Performance Fee Eligible AUM
(a)
was $181.0 billion at year end, including $112.1 billion currently earning
Performance Fees.
(a) Represents invested and to be invested capital at fair value, including closed commitments for funds whose investment period has not yet commenced, on which performance fees could be earned if certain hurdles are met.
(b) Represents (i) committed uninvested capital of the Private Equity and Real Estate drawdown funds, and (ii) committed uninvested capital for the Real Estate debt strategies drawdown funds, the Credit Mezzanine and Rescue Lending funds and the Hedge Fund Solutions Strategic Alliance Fund and other separately managed accounts.
(c) Represents illiquid drawdown funds only; excludes marketable vehicles; includes both Fee-Earning (third party) capital and general partner/employee commitments that do not earn fees. Amounts reduced by outstanding commitments to invest, but for which capital has not been called.
$47 billion Dry Powder
(b)
Credit
Hedge
Fund
Solutions
Private
Equity
Real
Estate
$21 billion Not Yet Earning
Base Management Fees
(c)
$181 billion Performance
Fee Eligible AUM
(a)
Currently Earning
Performance Fees
Invested/Committed Not Yet
Earning Performance Fees
To Be Invested
Credit
Hedge Fund
Solutions
Real
Estate
Private
Equity
Totals may not add due to rounding.

Blackstone 15
On December 11, 2013, S&P upgraded Blackstone to A+, matching Fitch’s rating, making Blackstone the highest rated alternative asset manager and one of the highest rated global financial services firms.
At December 31, 2013, Blackstone had $2.1 billion in total cash, corporate treasury and liquid investments and
$8.3 billion of total net value, or $7.29 per DE unit, up 23% from $5.95 a year ago.
Blackstone’s Net Performance Fees were $3.4 billion at the end of 2013, up 52% from 2012, and over two times the amount from 2011, reflecting the consistent high returns of a diverse set of funds generating Performance Fees.
Long-term debt of $1.6 billion from the 2009, 2010 and 2012 bond issuances.
There are currently no borrowings outstanding against the $1.1 billion revolving credit facility expiring in 2017.
Balance Sheet Highlights
(a)
(a) Preliminary, excludes the consolidated Blackstone funds. Totals may not add due to rounding.
(b) Primarily Blackstone investments in Hedge Fund Solutions and non-drawdown Credit.
(c) Illiquids include Blackstone investments in all drawdown funds in Private Equity, Real Estate and Credit.
(d) Senior notes of $600 million issued August 2009 maturing on August 15, 2019 (6.625% coupon), $400 million issued September 2010 maturing on March 15, 2021 (5.875% coupon), $400 million issued August 2012 maturing on February 15,
2023 (4.750% coupon) and $250 million issued August 2012 maturing on August 15, 2042 (6.250% coupon), net of $15 million held by Blackstone.
(Dollars in Millions)
3Q’13 4Q’13
Cash and Cash Equivalents $ 889 $ 832
Treasury Cash Management
Strategies
1,137 1,187
Liquid Investments (b) 151 114
Illiquid Investments (c) 2,447 2,741
Net Performance Fees 2,769 3,400
Total Net Value $ 7,393 $ 8,274
Outstanding Bonds (at par) (d) $ 1,635 $ 1,635
A+/A+
rated by S&P and Fitch
$1.1 billion
undrawn credit revolver with
July 2017 maturity
$2.1 billion
total cash, corporate treasury
and liquid investments
$7.29
Cash and Investments per DE unit
Net Performance
Fees
Total Cash and
Treasury Investments
Illiquids
$8.3 billion
Total Net Value

Blackstone 16
Unitholder Distribution
(a)
Generated $1.56 of Distributable Earnings per common unit during 2013, up 68% year-over-year.
Declared a quarterly distribution of $0.58 per common unit to record holders as of February 10, 2014; payable on
February 18, 2014, bringing the full fiscal year distribution to $1.34 per common unit, up 86% from 2012.
(a) A detailed description of Blackstone’s distribution policy and the revised definition of Distributable Earnings can be found in Appendix – Definitions and Distribution Policy
(see
page 33).
(b) DE before Certain Payables represents Distributable Earnings before the deduction for the Payable Under Tax Receivable Agreement and tax expense (benefit) of wholly-owned subsidiaries.
(c) Per Unit calculations are based on Total Common Units Outstanding (see Appendix – Unit Rollforward (see page
32));
actual distributions are paid to applicable unitholders as of the record date.
(d) Retained capital is withheld pro-rata from common and Blackstone Holdings Partnership unitholders. Common unitholders’ share was $58.8 million for 4Q’13 and $125.7 million for FY’13.
% Change
(Dollars in Thousands, Except per Unit Data)
1Q'13 2Q'13 3Q'13 4Q'13 FY'12 FY'13
vs. FY'12
Distributable Earnings (“DE”) 390,912 $   338,485 $   312,673 $     820,629 $     1,123,965 $  1,862,699 $  66%
Add: Other Payables Attributable to
   Common Unitholders
2,204          28,498        17,694           58,103           91,633           106,499
16%
DE before Certain Payables
(b)
393,116      366,983      330,367         878,732         1,215,598     1,969,198     62%
Percent to Common Unitholders 51% 51% 52% 52% 49% 51%
DE before Certain Payables Attributable to
   Common Unitholders
199,812      187,652      170,216         455,291         595,204         1,012,971     70%
Less: Other Payables Attributable to
   Common Unitholders
(2,204)         (28,498)       (17,694)          (58,103)          (91,633)          (106,499)       (16)%
DE Attributable to Common Unitholders 197,608      159,154      152,522         397,188         503,571         906,472         80%
DE per Common Unit
(c)
0.34 $        0.28 $        0.26 $           0.68 $           0.93 $           1.56 $           68%
Less: Retained Capital per Unit (d) (0.04) $       (0.05) $       (0.03) $          (0.10) $          (0.21) $          (0.22) $          (5)%
Net Cash Available for Distribution per
   Common Unit
(c)
0.30 $        0.23 $        0.23 $           0.58 $           0.72 $           1.34 $           86%
Actual Distribution per Common Unit
(c)
0.30 $        0.23 $        0.23 $           0.58 $           0.72 $           1.34 $           86%
Record Date Feb 10, 2014
Payable Date Feb 18, 2014

Blackstone 17
GAAP Statement of Operations
% Change % Change
(Dollars in Thousands, Except per Unit Data) (Unaudited)
4Q'12 4Q'13 vs. 4Q'12 FY'12 FY'13 vs. FY'12
Revenues
Management and Advisory Fees, Net 601,860 $          602,034 $          0% 2,030,693 $       2,193,985 $       8%
Performance Fees
Realized Carried Interest 174,168             283,846             63% 327,422             943,958             188%
Realized Incentive Fees 273,304             334,109             22% 301,801             464,838             54%
Unrealized Carried Interest 207,639             1,233,905          494% 994,190             2,158,010          117%
Unrealized Incentive Fees (185,372)            (167,198)            10% (30,361)              (22,749)              25%
Total Performance Fees 469,739             1,684,662          259% 1,593,052          3,544,057          122%
Investment Income
Realized 53,311                51,294                (4)% 93,963                188,644             101%
Unrealized 74,325                348,523             369% 256,231             611,664             139%
Total Investment Income
127,636             399,817             213% 350,194             800,308             129%
Interest and Dividend Revenue 13,173                18,248                39% 40,354                64,511                60%
Other 4,705                   4,619                   (2)% 5,148                   10,307                100%
Total Revenues 1,217,113          2,709,380          123% 4,019,441          6,613,168          65%
Expenses
Compensation and Benefits
Compensation 559,781             448,443             (20)% 2,091,698          1,844,485          (12)%
Performance Fee Compensation
Realized Carried Interest 58,573                31,485                (46)% 96,433                257,201             167%
Realized Incentive Fees 125,758             140,794             12% 140,042             200,915             43%
Unrealized Carried Interest 71,378                616,080             763% 321,599             966,717             201%
Unrealized Incentive Fees
(91,965)              (70,297)              24% (44,528)              (11,651)              74%
Total Compensation and Benefits 723,525             1,166,505          61% 2,605,244          3,257,667          25%
General, Administrative and Other 131,063             128,336             (2)% 548,738             474,442             (14)%
Interest Expense 25,505                27,687                9% 72,870                107,973             48%
Fund Expenses 5,586                   7,944                   42% 33,829                26,658                (21)%
Total Expenses 885,679             1,330,472          50% 3,260,681          3,866,740          19%
Other Income (Loss)
Reversal of Tax Receivable Agreement Liability -                       20,469                n/m -                       20,469                n/m
Net Gains (Losses) from Fund Investment Activities (144,267)            185,536             n/m 256,145             381,664             49%
Income Before Provision for Taxes 187,167 $          1,584,913 $       747% 1,014,905 $       3,148,561 $       210%
Provision for Taxes 65,696                91,090                39% 185,023             255,642             38%
Net Income 121,471 $          1,493,823 $       n/m 829,882 $          2,892,919 $       249%
Net Income Attributable to Redeemable Non-Controlling Interests in Consolidated Entities 25,151               47,445               89% 103,598             183,315             77%
Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated Entities (180,011)            149,834             n/m 99,959               198,557             99%
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings 169,918             675,289             297% 407,727             1,339,845          229%
Net Income Attributable to The Blackstone Group L.P. ("BX") 106,413 $          621,255 $          484% 218,598 $          1,171,202 $       436%
Net Income per Common Unit, Basic 0.19 $                  1.05 $                  453% 0.41 $                  2.00 $                  388%
Net Income per Common Unit, Diluted 0.19 $                  1.04 $                  447% 0.41 $                  1.98 $                  383%

Blackstone 18
Additional Disclosures
How much gain does BCP V need in order to cross its carry threshold, considering it had significant appreciation in 2013?
•
During 2013, BCP V appreciated 34.5% and returned $4.1 billion of capital to investors, resulting in $13.5 billion of remaining invested capital
(a)
.
•
BCP V is comprised of two fund classes based on the timing of fund closings, BCP V “main fund” ($12.3 billion remaining invested capital; $18.0 billion fair value; 1.5x MOIC) and BCP V-AC ($1.3 billion remaining invested; $2.2 billion fair value; 1.7x MOIC) (see page 26).
•
Within these fund classes, the General Partner (“GP”) is subject to equalization such that (a) the GP accrues Performance
Fees when the total Performance Fees for the combined fund classes are positive, and (b) the GP realizes Performance
Fees so long as clawback obligations, if any, for the combined fund classes are fully satisfied.
– BCP V-AC has crossed its hurdle.  Since the Performance Fees for the combined fund classes are positive, Blackstone accrued $26 million of net Performance Fees in 4Q’13 (see page 26).
– On a combined basis, BCP V currently needs a 3% increase in Total Enterprise Value (“TEV”), or $1.3 billion, to begin the “catch-up” phase of the 80/20 accrual of carry in favor of Blackstone as the GP.  A year ago, BCP V needed a 12%
increase in TEV (or $5.6 billion) to begin the carry catch-up phase.
What is the breakdown of the Hilton investment across Blackstone’s funds?
Why are Credit’s Fee Revenues down 31% year-over-year in 4Q’13?
•
During the quarter, Credit recorded a Management Fee Offset of $30 million related to Placement Fees reimbursed to investors in certain drawdown funds from 2Q’11 to 3Q’13 and is not recurring.
(Dollars and Shares in Millions)
Shares Held Cost Basis
(b)
BREP VI 346 $3,003
BCP V 202 1,755
BREP Co-Investment 161 1,382
BREP International II 43 371
Total Blackstone 752 $6,511
(a) Remaining invested capital of $13.5 billion excludes Blackstone side-by-side  investments. Total capital  including side-by-side is $14 billion.
(b) Reflects original equity investment at cost. Includes  Blackstone side-by-side investments.

Appendix * * * * * * * *

Blackstone 20
Total Segments
(a) Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners including, for Private Equity, broken deal expenses.
(b) Primarily placement fees.
(Dollars in Thousands)
4Q'12 1Q'13 2Q'13 3Q'13 4Q'13 FY'12 FY'13
Revenues
Management and Advisory Fees, Net
Base Management Fees 416,465 $           408,747 $           425,674 $            437,294 $            469,092 $            1,591,403 $       1,740,807 $
Advisory Fees 128,248              67,020                120,734                83,602                   139,158                357,417              410,514
Transaction and Other Fees, Net
(a)
94,069                37,974                66,464                   42,806                   59,733                   227,119              206,977
Management Fee Offsets
(b)
(11,476)               (9,662)                 (10,535)                (8,271)                    (43,752)                (40,953)               (72,220)
Total Management and Advisory Fees, Net 627,306              504,079              602,337                555,431                624,231                2,134,986           2,286,078
Performance Fees
Realized Carried Interest 174,168              294,170              183,288                182,654                283,846                327,422              943,958
Realized Incentive Fees 272,873              24,727                74,867                   31,238                   343,501                301,464              474,333
Unrealized Carried Interest 207,639              177,347              456,706                290,052                1,233,905            994,190              2,158,010
Unrealized Incentive Fees (184,507)             107,755              4,358                     40,992                   (173,033)              (29,311)               (19,928)
Total Performance Fees 470,173              603,999              719,219                544,936                1,688,219            1,593,765           3,556,373
Investment Income
Realized 37,448                38,110                54,586                   11,492                   66,283                   95,398                170,471
Unrealized 74,222                96,661                42,533                   87,680                   290,460                190,846              517,334
Total Investment Income 111,670              134,771              97,119                   99,172                   356,743                286,244              687,805
Interest Income and Dividend Revenue 14,890                14,661                15,342                   21,539                   19,394                   46,630                70,936
Other 4,707                   2,143                   (1,164)                    4,708                     4,621                     5,149                   10,308
Total Revenues 1,228,746          1,259,653          1,432,853            1,225,786            2,693,208            4,066,774          6,611,500
Expenses
Compensation 247,559              266,977              306,477                279,498                262,688                1,030,776           1,115,640
Performance Fee Compensation
Realized Carried Interest 58,573                89,437                75,910                   60,369                   31,485                   96,433                257,201
Realized Incentive Fees 125,758              10,508                35,014                   14,599                   140,794                140,042              200,915
Unrealized Carried Interest 71,378                95,472                172,824                82,341                   616,080                321,599              966,717
Unrealized Incentive Fees (91,965)               44,478                3,084                     11,084                   (70,297)                (44,528)               (11,651)
Total Compensation and Benefits 411,303              506,872              593,309                447,891                980,750                1,544,322           2,528,822
Other Operating Expenses 131,430              114,444              120,152                122,872                129,171                481,445              486,639
Total Expenses 542,733              621,316              713,461               570,763               1,109,921            2,025,767          3,015,461
Economic Income 686,013 $           638,337 $           719,392 $            655,023 $            1,583,287 $         2,041,007 $       3,596,039 $
Economic Net Income 669,981 $           628,306 $           703,240 $            640,231 $            1,542,098 $         1,995,299 $       3,513,875 $
Fee Related Earnings 272,604 $           137,733 $           168,434 $            178,596 $            260,706 $            700,313 $           745,469 $
Distributable Earnings 562,337 $           390,912 $           338,485 $            312,673 $            820,629 $            1,123,965 $       1,862,699 $
Total Assets Under Management 210,219,960 $   218,210,672 $   229,571,741 $     248,064,888 $     265,757,630 $     210,219,960 $   265,757,630 $
Fee-Earning Assets Under Management 167,880,440 $   170,949,347 $   176,338,947 $     188,649,817 $     197,981,739 $     167,880,440 $   197,981,739 $
Weighted Average Fee-Earning AUM 168,328,454 $   169,551,186 $   173,706,678 $     185,628,676 $     196,309,547 $     160,130,294 $   186,133,604 $
LP Capital Invested 5,690,474 $       1,784,463 $       3,634,404 $         3,378,067 $         5,382,770 $         13,898,971 $     14,179,704 $
Total Capital Invested 6,200,755 $       1,840,474 $       3,757,591 $         3,536,365 $         6,115,856 $         15,614,849 $     15,250,286 $

Blackstone 21
Private Equity
(a) Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners including broken deal expenses.
(b) Primarily placement fees.
(Dollars in Thousands)
4Q'12 1Q'13 2Q'13 3Q'13 4Q'13 FY'12 FY'13
Revenues
Management Fees, Net
Base Management Fees 89,194 $         86,246 $         86,621 $         95,281 $         99,998 $         348,594 $         368,146 $
Transaction and Other Fees, Net
(a)
41,339 24,453 38,348 16,052 18,135 100,080 96,988
Management Fee Offsets
(b)
(705) (480) (1,950) (2,080) (1,173) (5,926) (5,683)
Total Management Fees, Net 129,828 110,219 123,019 109,253 116,960 442,748 459,451
Performance Fees
Realized Carried Interest 45,491 139,892 3,899 85,121 101,081 109,797 329,993
Unrealized Carried Interest 73,477 (83,954) 182,926 (86,300) 385,560 148,381 398,232
Total Performance Fees 118,968 55,938 186,825 (1,179) 486,641 258,178 728,225
Investment Income
Realized 10,918 24,162 21,586 11,495 30,783 25,823 88,026
Unrealized 53,938 31,711 21,088 23,621 85,329 85,337 161,749
Total Investment Income 64,856 55,873 42,674 35,116 116,112 111,160 249,775
Interest Income and Dividend Revenue 4,609 2,984 3,251 5,231 4,136 13,556 15,602
Other 420 424 366 1,521 1,948 2,417 4,259
Total Revenues 318,681 225,438 356,135 149,942 725,797 828,059 1,457,312
Expenses
Compensation 53,963 60,203 63,747 55,800 56,370 222,709 236,120
Performance Fee Compensation
Realized Carried Interest 1,507 16,246 877 19,824 2,006 3,679 38,953
Unrealized Carried Interest 24,638 16,619 88,111 (36,198) 274,201 58,555 342,733
Total Compensation and Benefits 80,108 93,068 152,735 39,426 332,577 284,943 617,806
Other Operating Expenses 40,499 29,168 32,178 30,024 32,767 130,845 124,137
Total Expenses 120,607 122,236 184,913 69,450 365,344 415,788 741,943
Economic Income 198,074 $       103,202 $       171,222 $       80,492 $         360,453 $       412,271 $         715,369 $
Total Assets Under Management 51,002,973 $ 52,491,811 $ 53,287,294 $ 62,619,813 $ 65,675,031 $ 51,002,973 $   65,675,031 $
Fee-Earning Assets Under Management 37,050,167 $ 36,785,770 $ 36,635,224 $ 43,645,106 $ 42,600,515 $ 37,050,167 $   42,600,515 $
Weighted Average Fee-Earning AUM 38,507,697 $ 36,907,936 $ 36,675,636 $ 43,886,763 $ 43,290,792 $ 38,126,640 $   43,977,145 $
LP Capital Invested 1,461,987 $    276,987 $       749,290 $       524,320 $       1,017,985 $    3,223,535 $      2,568,582 $
Total Capital Invested 1,860,738 $    291,011 $       780,339 $       548,173 $       1,330,606 $    4,077,621 $      2,950,129 $

Blackstone 22
Real Estate
(a) Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners.
(b) Primarily placement fees.
(Dollars in Thousands)
4Q'12 1Q'13 2Q'13 3Q'13 4Q'13 FY'12 FY'13
Revenues
Management Fees, Net
Base Management Fees 140,044 $       138,346 $       137,000 $       136,721 $       153,115 $       551,322 $       565,182 $
Transaction and Other Fees, Net
(a) 31,181 9,140 19,013 19,205 32,317 85,681 79,675
Management Fee Offsets
(b) (8,591) (7,286) (6,312) (2,385) (6,838) (28,609) (22,821)
Total Management Fees, Net 162,634 140,200 149,701 153,541 178,594 608,394 622,036
Performance Fees
Realized Carried Interest 91,113 68,773 143,481 93,878 180,641 165,114 486,773
Realized Incentive Fees 13,012 3,092 31,102 3,737 7,931 25,656 45,862
Unrealized Carried Interest 110,059 280,076 259,972 340,406 771,246 683,764 1,651,700
Unrealized Incentive Fees (12,657) 2,400 (32,279) 2,481 (1,355) (119) (28,753)
Total Performance Fees 201,527 354,341 402,276 440,502 958,463 874,415 2,155,582
Investment Income
Realized 18,099 9,534 18,577 928 23,320 45,302 52,359
Unrealized 16,343 60,303 30,636 57,656 201,606 90,875 350,201
Total Investment Income 34,442 69,837 49,213 58,584 224,926 136,177 402,560
Interest Income and Dividend Revenue 5,038 4,298 4,396 6,060 6,809 14,448 21,563
Other 252 (133) (274) 2,113 1,678 894 3,384
Total Revenues 403,893 568,543 605,312 660,800 1,370,470 1,634,328 3,205,125
Expenses
Compensation 54,201 69,459 73,792 75,346 75,625 271,122 294,222
Performance Fee Compensation
Realized Carried Interest 35,118 25,863 55,005 38,942 29,027 62,418 148,837
Realized Incentive Fees 6,617 1,724 15,733 1,919 4,502 13,060 23,878
Unrealized Carried Interest 31,590 89,057 78,604 99,323 299,853 165,482 566,837
Unrealized Incentive Fees (6,598) 1,034 (16,329) 615 (335) (583) (15,015)
Total Compensation and Benefits 120,928 187,137 206,805 216,145 408,672 511,499 1,018,759
Other Operating Expenses 36,946 28,462 27,617 30,614 29,698 123,714 116,391
Total Expenses 157,874 215,599 234,422 246,759 438,370 635,213 1,135,150
Economic Income 246,019 $       352,944 $       370,890 $       414,041 $       932,100 $       999,115 $       2,069,975 $
Total Assets Under Management 56,695,645 $ 59,475,215 $ 63,919,906 $ 68,964,455 $ 79,410,788 $ 56,695,645 $ 79,410,788 $
Fee-Earning Assets Under Management 41,931,339 $ 42,140,507 $ 43,635,493 $ 44,715,985 $ 50,792,803 $ 41,931,339 $ 50,792,803 $
Weighted Average Fee-Earning AUM 40,164,238 $ 41,682,661 $ 42,523,604 $ 44,163,396 $ 50,568,609 $ 37,730,563 $ 45,326,937 $
LP Capital Invested 3,876,701 $    1,175,775 $    2,213,668 $    2,365,224 $    3,986,610 $    8,218,175 $    9,741,277 $
Total Capital Invested 3,990,620 $    1,202,736 $    2,274,853 $    2,438,725 $    4,333,419 $    8,515,483 $    10,249,733 $

Blackstone 23
Hedge Fund Solutions
(a) Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners.
(b) Primarily placement fees.
(Dollars in Thousands)
4Q'12 1Q'13 2Q'13 3Q'13 4Q'13 FY'12 FY'13
Revenues
Management Fees, Net
Base Management Fees 92,777 $         92,791 $         100,113 $       103,392 $       113,025 $       346,210 $       409,321 $
Transaction and Other Fees, Net
(a) 27 4 61 295 263 188 623
Management Fee Offsets
(b) (322) (324) (714) (1,200) (1,149) (1,414) (3,387)
Total Management Fees, Net 92,482 92,471 99,460 102,487 112,139 344,984 406,557
Performance Fees
Realized Incentive Fees 76,323 13,709 13,845 5,320 174,861 83,433 207,735
Unrealized Incentive Fees (39,799) 55,501 20,989 29,208 (97,980) 9,042 7,718
Total Performance Fees 36,524 69,210 34,834 34,528 76,881 92,475 215,453
Investment Income (Loss)
Realized 5,201 852 13,668 (598) 13,691 7,270 27,613
Unrealized (1,417) 3,913 (12,054) 6,439 (7,604) 8,517 (9,306)
Total Investment Income 3,784 4,765 1,614 5,841 6,087 15,787 18,307
Interest Income and Dividend Revenue 718 1,216 1,878 2,523 1,988 2,139 7,605
Other 3,601 85 (254) 595 262 3,816 688
Total Revenues 137,109 167,747 137,532 145,974 197,357 459,201 648,610
Expenses
Compensation 28,113 33,868 36,844 37,611 28,147 119,731 136,470
Performance Fee Compensation
Realized Incentive Fees 20,985 5,022 5,116 1,954 53,701 23,080 65,793
Unrealized Incentive Fees (11,219) 19,836 7,666 10,177 (34,823) 1,317 2,856
Total Compensation and Benefits 37,879 58,726 49,626 49,742 47,025 144,128 205,119
Other Operating Expenses 16,491 15,159 16,535 19,575 15,697 57,809 66,966
Total Expenses 54,370 73,885 66,161 69,317 62,722 201,937 272,085
Economic Income 82,739 $         93,862 $         71,371 $         76,657 $         134,635 $       257,264 $       376,525 $
Total Assets Under Management 46,092,505 $ 48,187,865 $ 50,128,028 $ 53,162,174 $ 55,657,463 $ 46,092,505 $ 55,657,463 $
Fee-Earning Assets Under Management 43,478,791 $ 45,585,454 $ 47,572,465 $ 50,829,734 $ 52,865,837 $ 43,478,791 $ 52,865,837 $
Weighted Average Fee-Earning AUM 43,709,019 $ 44,999,899 $ 46,783,727 $ 48,933,335 $ 51,794,518 $ 41,698,402 $ 48,431,911 $
LP Capital Invested - $                55,849 $         118,323 $       248,422 $       8,681 $           200,841 $       431,275 $
Total Capital Invested - $                59,000 $         125,000 $       262,309 $       8,681 $           212,752 $       454,990 $

Blackstone 24
Credit
(a) Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners.
(b) Primarily placement fees.
(Dollars in Thousands)
4Q'12 1Q'13 2Q'13 3Q'13 4Q'13 FY'12 FY'13
Revenues
Management Fees, Net
Base Management Fees 94,450 $         91,364 $         101,940 $       101,900 $       102,954 $       345,277 $       398,158 $
Transaction and Other Fees, Net
(a) 21,480 4,374 9,002 7,058 8,152 40,875 28,586
Management Fee Offsets
(b) (1,858) (1,572) (1,559) (2,606) (34,592) (5,004) (40,329)
Total Management Fees, Net 114,072 94,166 109,383 106,352 76,514 381,148 386,415
Performance Fees
Realized Carried Interest 37,564 85,505 35,908 3,655 2,124 52,511 127,192
Realized Incentive Fees 183,538 7,926 29,920 22,181 160,709 192,375 220,736
Unrealized Carried Interest 24,103 (18,775) 13,808 35,946 77,099 162,045 108,078
Unrealized Incentive Fees (132,051) 49,854 15,648 9,303 (73,698) (38,234) 1,107
Total Performance Fees 113,154 124,510 95,284 71,085 166,234 368,697 457,113
Investment Income (Loss)
Realized 2,593 3,328 901 496 (627) 15,611 4,098
Unrealized 5,450 1,093 4,381 (1,042) 9,519 4,769 13,951
Total Investment Income (Loss) 8,043 4,421 5,282 (546) 8,892 20,380 18,049
Interest Income and Dividend Revenue 2,480 4,547 4,071 5,288 4,240 9,330 18,146
Other 529 1,828 (1,063) (357) 119 (1,174) 527
Total Revenues 238,278 229,472 212,957 181,822 255,999 778,381 880,250
Expenses
Compensation 51,853 45,521 55,941 53,250 31,802 182,077 186,514
Performance Fee Compensation
Realized Carried Interest 21,948 47,328 20,028 1,603 452 30,336 69,411
Realized Incentive Fees 98,156 3,762 14,165 10,726 82,591 103,902 111,244
Unrealized Carried Interest 15,150 (10,204) 6,109 19,216 42,026 97,562 57,147
Unrealized Incentive Fees (74,148) 23,608 11,747 292 (35,139) (45,262) 508
Total Compensation and Benefits 112,959 110,015 107,990 85,087 121,732 368,615 424,824
Other Operating Expenses 18,116 20,962 22,961 23,451 29,566 84,488 96,940
Total Expenses 131,075 130,977 130,951 108,538 151,298 453,103 521,764
Economic Income 107,203 $       98,495 $         82,006 $         73,284 $         104,701 $       325,278 $       358,486 $
Total Assets Under Management 56,428,837 $ 58,055,781 $ 62,236,513 $ 63,318,446 $ 65,014,348 $ 56,428,837 $ 65,014,348 $
Fee-Earning Assets Under Management 45,420,143 $ 46,437,616 $ 48,495,765 $ 49,458,992 $ 51,722,584 $ 45,420,143 $ 51,722,584 $
Weighted Average Fee-Earning AUM 45,947,499 $ 45,960,690 $ 47,723,711 $ 48,645,182 $ 50,655,628 $ 42,574,690 $ 48,397,611 $
LP Capital Invested 351,786 $       275,852 $       553,123 $       240,101 $       369,494 $       2,256,420 $    1,438,570 $
Total Capital Invested 349,397 $       287,727 $       577,399 $       287,158 $       443,150 $       2,808,993 $    1,595,434 $

Blackstone 25
Financial Advisory
(Dollars in Thousands)
4Q'12 1Q'13 2Q'13 3Q'13 4Q'13 FY'12 FY'13
Revenues
Advisory Fees 128,248 $      67,020 $        120,734 $        83,602 $          139,158 $        357,417 $      410,514 $
Transaction and Other Fees, Net 42                    3                      40                      196                    866                    295                 1,105
Total Advisory and Transaction Fees 128,290         67,023           120,774           83,798             140,024           357,712         411,619
Investment Income (Loss)
Realized 637                 234                 (146)                   (829)                   (884)                   1,392              (1,625)
Unrealized (92)                   (359)                (1,518)              1,006                1,610                1,348              739
Total Investment Income (Loss) 545                 (125)                (1,664)              177                    726                    2,740              (886)
Interest Income and Dividend Revenue 2,045              1,616              1,746                2,437                2,221                7,157              8,020
Other (95)                   (61)                   61                      836                    614                    (804)                1,450
Total Revenues 130,785         68,453           120,917           87,248             143,585           366,805         420,203
Expenses
Compensation 59,429           57,926           76,153             57,491             70,744             235,137         262,314
Total Compensation and Benefits 59,429           57,926           76,153             57,491             70,744             235,137         262,314
Other Operating Expenses 19,378           20,693           20,861             19,208             21,443             84,589           82,205
Total Expenses 78,807           78,619           97,014             76,699             92,187             319,726         344,519
Economic Income (Loss) 51,978 $        (10,166) $       23,903 $          10,549 $          51,398 $          47,079 $        75,684 $

Blackstone 26
Net Accrued Performance Fees and Carried Interest Status
(a)
(a) Preliminary. Totals may not add due to rounding.
(b) Net Accrued Performance Fees are presented net of performance fee compensation and do not include clawback amounts, if any, which are disclosed in the 10-K/Q. Net Realized Performance Fees are included in Distributable Earnings. When these fees are received, the receivable is reduced without further impacting Distributable Earnings.
(c) Per Unit calculations are based on quarter end Distributable Earnings Units Outstanding (see Appendix –
Unit Rollforward (see page 32)).
(d) Represents the required increase in equity at the fund level (excluding side-by-side investments) for funds with expired investment periods that are currently not generating performance fees.
Blackstone had $3.4 billion of accrued performance fees, net of performance fee compensation and distributed
Realized Performance Fees, at the end of 2013.
$3.4 billion
Net Accrued Performance Fees at 4Q’13
$3.00 per unit
(c)
Net Accrued Performance Fees at 4Q’13
52% increase
in Net Accrued Performance Fees since 4Q’12
Carried Interest Status (excl. SBS) (d)
Net Accrued Performance Fees
(b)
Remaining Capital Gain to Cross Carry Threshold
Change vs. % Change in % Change in
(Dollars in Millions, Except per Unit Data)
3Q'13 4Q'13 Per Unit
(c)
3Q'13
(Dollars / Euros In Millions)
Fair
Value
Cost Amount TEV Equity Value
Private Equity Private Equity
BCP IV Carried Interest 506 $                424 $                0.37 $               (82) $                  BCP V 17,968 $       12,277 $       1,596 $         4% 9%
BCP V Carried Interest - 26 0.02 26 BCP V-AC 2,203 1,264 (344) (9)% (16)%
BCP VI Carried Interest 15 108 0.10 93
BEP Carried Interest 62 65 0.06 3 Real Estate
Tactical Opportunities Carried Interest 5 8 0.01 3 BREP Int'l II 1,347 € 1,127 € 880 € 20% 65%
SP V Carried Interest 1 1 0.00 -
Total Private Equity 589 632 0.56 43
Real Estate
BREP V Carried Interest 616 603 0.53 (13)
BREP VI Carried Interest 857 1,264 1.11 407
BREP VII Carried Interest 248 293 0.26 45
BREP Int'l I Carried Interest 2 2 0.00 -
BREP Europe III Carried Interest 128 155 0.14 27
BREP Asia Carried Interest - 4 0.00 4
BREDS Carried Interest 21 12 0.01 (9)
BREDS Incentive Fees 2 4 0.00 2
Asia Platform Incentive Fees 16 10 0.01 (6)
Total Real Estate 1,890 2,347 2.07 457
Hedge Fund Solutions
Incentive Fees 75 144 0.13 69
Total Hedge Fund Solutions 75 144 0.13 69
Credit
Carried Interest 143 173 0.15 30
Incentive Fees 72 104 0.09 32
Total Credit 215 277 0.24 62
Total Blackstone
Carried Interest 2,604 3,138 2.76 534
Incentive Fees 165 262 0.23 97
Net Accrued Performance Fees 2,769 $             3,400 $             3.00 $               631 $
Memo: Net Realized Performance Fees 64 $                  261 $               0.23 $              197 $

Blackstone 27
Investment Records as of December 31, 2013
(a)
Notes on next page.
Committed Available Unrealized Investments Realized Investments Total Investments Net IRRs (d)
(Dollars in Thousands, Except Where Noted) Capital Capital (b) Value MOIC (c) % Public Value MOIC (c) Value MOIC (c) Realized Total
Private Equity
BCP I (Oct 1987 / Oct 1993) 859,081 $               - $                - $                n/a - 1,741,738 $    2.6x 1,741,738 $    2.6x 19% 19%
BCP II (Oct 1993 / Aug 1997) 1,361,100 - - n/a - 3,256,819 2.5x 3,256,819 2.5x 32% 32%
BCP III (Aug 1997 / Nov 2002) 3,967,422 - - n/a - 9,184,688 2.3x 9,184,688 2.3x 14% 14%
BCOM (Jun 2000 / Jun 2006) 2,137,330 199,298 225,356 1.1x - 2,619,040 1.4x 2,844,396 1.3x 7% 5%
BCP IV (Nov 2002 / Dec 2005) 6,773,138 234,535 4,122,422 2.1x 66% 17,167,004 3.1x 21,289,426 2.8x 46% 37%
BCP V (Dec 2005 / Jan 2011) 21,024,025 1,459,100 21,730,495 1.6x 46% 7,982,798 1.3x 29,713,293 1.5x 5% 7%
BCP VI (Jan 2011 / Jan 2017) 15,176,699 10,440,379 5,149,585 1.3x 25% 467,034 1.5x 5,616,619 1.4x 26% 11%
BEP (Aug 2011 / Aug 2017) 2,423,572 1,462,591 1,324,309 2.0x 59% 218,847 1.4x 1,543,156 1.9x 20% 55%
Total Corporate Private Equity 53,722,367 $          13,795,903 $ 32,552,167 $ 1.6x 45% 42,637,968 $ 2.1x 75,190,135 $ 1.8x 20% 16%
Tactical Opportunities 4,906,599 3,623,819 1,419,729 1.1x 8% 112,200 1.1x 1,531,929 1.1x 18% 14%
Strategic Partners 13,078,843 3,328,622 5,964,811 1.6x n/a 9,280,114 1.3x 15,244,925 1.4x n/a 14%
Other Funds and Co-Invest (e) 1,210,951 150,858 518,118 0.6x 50% 20,890 1.0x 539,008 0.6x n/m n/m
Total Private Equity 72,918,760 $          20,899,202 $ 40,454,825 $ 1.5x 42% 52,051,172 $ 1.9x 92,505,997 $ 1.7x 20% 15%
Real Estate
Dollar
Pre-BREP 140,714 $               - $                - $                n/a - 345,190 $       2.5x 345,190 $       2.5x 33% 33%
BREP I (Sep 1994 / Oct 1996) 380,708 - - n/a - 1,327,708 2.8x 1,327,708 2.8x 40% 40%
BREP II (Oct 1996 / Mar 1999) 1,198,339 - - n/a - 2,531,613 2.1x 2,531,613 2.1x 19% 19%
BREP III (Apr 1999 / Apr 2003) 1,522,708 - 2,161 0.1x - 3,325,133 2.4x 3,327,294 2.4x 22% 21%
BREP IV (Apr 2003 / Dec 2005) 2,198,694 - 1,394,262 1.0x - 3,091,303 2.4x 4,485,565 1.6x 66% 14%
BREP V (Dec 2005 / Feb 2007) 5,538,579 243,946 7,144,648 1.8x - 3,496,273 2.0x 10,640,921 1.8x 29% 10%
BREP VI (Feb 2007 / Aug 2011) 11,057,280 656,849 18,726,900 2.1x 62% 3,562,643 2.1x 22,289,543 2.1x 24% 14%
BREP VII (Aug 2011 / Feb 2017) 14,512,884 5,771,958 10,775,482 1.4x 3% 1,467,953 1.6x 12,243,435 1.4x 43% 30%
Total Global Real Estate Funds 36,549,906 $          6,672,753 $    38,043,453 $ 1.7x 31% 19,147,816 $ 2.1x 57,191,269 $ 1.8x 27% 17%
Euro
BREP Int'l (Jan 2001 / Sep 2005) 824,172 € - € 104,405 € 1.2x - 1,235,480 € 2.2x 1,339,885 € 2.0x 25% 23%
BREP Int'l II (Sep 2005 / Jun 2008) 1,627,954 80,188 1,464,376 1.2x 45% 198,004 1.2x 1,662,380 1.2x 3% 2%
BREP Europe III (Jun 2008 / Dec 2013) 3,203,848 633,457 3,590,801 1.5x - 491,882 1.8x 4,082,683 1.5x 26% 17%
BREP Europe IV (Sep 2013 / Mar 2019) 4,138,214 3,699,039 482,005 1.0x - - n/a 482,005 1.0x n/a 4%
Total Euro Real Estate Funds 9,794,188 € 4,412,684 € 5,641,587 € 1.3x 12% 1,925,366 € 1.9x 7,566,953 € 1.4x 24% 10%
BREP Co-Investment (f)
5,160,385 $            - $                8,424,422 $    1.8x 69% 700,979 $       1.5x 9,125,401 $    1.8x 18% 17%
BREP Asia (Jun 2013 / Dec 2017) 3,247,727 2,695,256 669,067 1.1x - - n/a 669,067 1.1x n/a 56%
Total Real Estate 57,682,409 $          15,432,082 $ 54,719,266 $ 1.6x 34% 22,319,606 $ 2.1x 77,038,872 $ 1.8x 26% 16%
BREDS I 2,840,704 $            452,965 $       1,759,288 $    1.2x - 2,346,502 $    1.3x 4,105,790 $    1.2x 15% 12%
BREDS II 3,334,676 2,247,733 1,132,398 1.0x - - n/a 1,132,398 1.0x n/a 11%
Total BREDS (g) 6,175,380 $            2,700,698 $    2,891,686 $    1.1x - 2,346,502 $    1.3x 5,238,188 $    1.2x 15% 12%
Credit (h)
Mezzanine 6,120,000 $            3,047,070 $    3,061,806 $    1.3x - 3,959,095 $    1.6x 7,020,901 $    1.5x n/a 19%
Rescue Lending 8,378,143 5,313,337 4,249,064 1.5x - 1,687,866 1.2x 5,936,930 1.4x n/a 18%
Total Credit 14,498,143 $          8,360,407 $    7,310,870 $    1.4x - 5,646,961 $    1.4x 12,957,831 $ 1.4x

Blackstone 28
Investment Records as of December 31, 2013 – Notes
The returns presented herein represent those of the applicable Blackstone Funds and not those of The Blackstone Group L.P.
n/m Not meaningful.
n/a Not applicable.
(a) Preliminary.
(b) Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital, less invested capital. This amount is not reduced by outstanding commitments to investments.
(c) Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Carried Interest, divided by invested capital.
(d) Net Internal Rate of Return (“IRR”) represents the annualized inception to December 31, 2013 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest. Net
IRRs for BREP Europe IV, BREP Asia and BREDS II are calculated from commencement of their respective investment periods which, being less than one year, are not annualized.
(e) Returns for Other Funds and Co-Invest are not meaningful as these funds have no or little realizations.
(f) BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.
(g) Excludes Capital Trust drawdown funds.
(h) The Total Investments MOIC for Mezzanine and Rescue Lending Funds, excluding recycled capital during the investment period, was 1.9x and 1.5x, respectively.

Blackstone 29
Reconciliation of GAAP to Non-GAAP Measures
Notes on next page.
(Dollars in Thousands)
Net Income Attributable to The Blackstone Group L.P.
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings
Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated Entities
Net Income Attributable to Redeemable Non-Controlling
Interests in Consolidated Entities
Net Income
Provision for Taxes
Income Before Provision for Taxes
IPO and Acquisition-Related Charges (a)
Amortization of Intangibles (b)
(Income) Loss Associated with Non-Controlling Interests in (Income) Loss of
Economic Income
Taxes (d)
Economic Net Income
Taxes (d)
Performance Fee Adjustment (e)
Investment Income (Loss) Adjustment (f)
Performance Fee Compensation and Benefits Adjustment (h)
Fee Related Earnings
Realized Performance Fees (i)
Realized Investment Income (j)
Adjustment Related to Realized Investment Income (Loss) -
Blackstone's Treasury Cash Management Strategies (k)
Taxes and Related Payables Including Payable Under Tax Receivable Agreement (l)
Equity-Based Compensation (m)
Distributable Earnings
Interest Expense
Taxes and Related Payables Including Payable Under Tax Receivable Agreement (l)
Depreciation and Amortization
Adjusted EBITDA
4Q'12 1Q'13 2Q'13 3Q'13 4Q'13 FY'12 FY'13
106,413 $   167,635 $     211,148 $     171,164 $     621,255 $     218,598 $     1,171,202 $
169,918 207,090 249,134 208,332 675,289 407,727 1,339,845
(180,011) (9,452) 27,944 30,231 149,834 99,959 198,557
25,151 62,316 22,366 51,188 47,445 103,598 183,315
121,471 $   427,589 $     510,592 $     460,915 $     1,493,823 $ 829,882 $     2,892,919 $
65,696 50,993 56,082 57,477 91,090 185,023 255,642
187,167 $   478,582 $     566,674 $     518,392 $     1,584,913 $ 1,014,905 $ 3,148,561 $
317,499 186,962 178,706 190,525 166,514 1,079,511 722,707
26,487 25,657 24,322 27,525 29,139 150,148 106,643
154,860 (52,864) (50,310) (81,419) (197,279) (203,557) (381,872)
686,013 $   638,337 $     719,392 $     655,023 $     1,583,287 $ 2,041,007 $ 3,596,039 $
(16,032) (10,031) (16,152) (14,792) (41,189) (45,708) (82,164)
669,981 $   628,306 $     703,240 $     640,231 $     1,542,098 $ 1,995,299 $ 3,513,875 $
16,032 10,031 16,152 14,792 41,189 45,708 82,164
(470,173) (603,999) (719,219) (544,936) (1,688,219) (1,593,765) (3,556,373)
(111,670) (134,771) (97,119) (99,172) (356,743) (286,244) (687,805)
4,690 (1,729) (21,452) (712) 4,319 25,769 (19,574)
163,744 239,895 286,832 168,393 718,062 513,546 1,413,182
272,604 $   137,733 $     168,434 $     178,596 $     260,706 $     700,313 $     745,469 $
262,710 218,952 147,231 138,924 455,068 392,411 960,175
37,448 38,110 54,586 11,492 66,283 95,398 170,471
(6,444) (3,820) 1,469 6,672 8,873 (21,872) 13,194
(72,553) (12,148) (44,220) (31,756) (68,610) (132,325) (156,734)
68,572 12,085 10,985 8,745 98,309 90,040 130,124
562,337 $   390,912 $     338,485 $     312,673 $     820,629 $     1,123,965 $ 1,862,699 $
24,585 26,069 25,960 25,268 26,607 69,152 103,904
72,553 12,148 44,220 31,756 68,610 132,325 156,734
12,681 8,643 9,116 8,956 8,726 42,235 35,441
672,156 $   437,772 $     417,781 $     378,653 $     924,572 $     1,367,677 $ 2,158,778 $
Consolidated Entities (c)
Investment Income (Loss) - Blackstone’s Treasury Cash Management Strategies (g)

Blackstone 30
Reconciliation of GAAP to Non-GAAP Measures – Notes
Note: See Appendix –
Definitions and Distribution Policy (see page 33).
(a) This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for Transaction-Related Charges which include principally equity-based compensation charges associated with Blackstone’s initial public offering and long-term retention programs outside of annual deferred compensation and other corporate actions.
(b) This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for the Amortization of Intangibles which are associated with Blackstone’s initial public offering and other corporate actions.
(c) This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes the amount of (Income) Loss Associated with Non-
Controlling Interests in (Income) Loss of Consolidated Entities and includes the amount of Management Fee Revenues associated with Consolidated CLO Entities.
(d) Taxes represent the current tax provision (benefit) calculated on Income (Loss) Before Provision (Benefit) for Taxes.
(e) This adjustment removes from EI the total segment amount of Performance Fees.
(f) This adjustment removes from EI the total segment amount of Investment Income (Loss).
(g) This adjustment represents the realized and unrealized gain on Blackstone’s Treasury Cash Management Strategies which are a component of Investment Income (Loss) but included in Fee Related Earnings.
(h) This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to Performance Fees.
(i) Represents the adjustment for realized Performance Fees net of corresponding actual amounts due under Blackstone’s profit sharing plans related thereto.
(j) Represents the adjustment for Blackstone’s Investment Income (Loss) - Realized.
(k) Represents the elimination of Realized Investment Income attributable to Blackstone’s Treasury Cash Management Strategies
which is a component of both Fee Related Earnings and Realized Investment Income (Loss).
(l) Taxes and Related Payables Including Payable Under Tax Receivable Agreement represent the current tax provision (benefit)
calculated on Income (Loss) Before Provision (Benefit) for Taxes and the Payable Under Tax Receivable Agreement.
(m) Represents equity-based award expense included in EI.

Blackstone 31
Walkdown of Financial Metrics – Calculation of Certain Non-GAAP Financial Metric Components
Unless otherwise noted, all amounts are the respective captions from the Total Segment information.
(a) See Appendix -
Reconciliation of GAAP to Non-GAAP Measures for this adjustment (see pages 29-30).
(b) Represents equity-based award expense included in Economic Income.
(c) Represents tax-related payables including the Payable Under Tax Receivable Agreement.
(Dollars in Thousands)
4Q'13 FY'13
Interest Income and Dividend Revenue 19,394 $        70,936 $
Other Revenue 4,621 10,308
Investment Income (Loss) - Blackstone's Treasury Cash Management Strategies
(a) 4,319 (19,574)
Interest Income and Other Revenue 28,334 $        61,670 $
Realized Incentive Fees 343,501 474,333
Less: Realized Incentive Fee Compensation (140,794) (200,915)
Net Realized Incentive Fees 202,707 $     273,418 $
Realized Carried Interest 283,846 943,958
Less: Realized Carried Interest Compensation (31,485) (257,201)
Net Realized Carried Interest 252,361 $     686,757 $
Realized Investment Income 66,283 170,471
Adjustment Related to Realized Investment Income (Loss) - Blackstone's Treasury Cash Management Strategies
(a)
8,873 13,194
Net Realized Investment Income 75,156 $        183,665 $
Equity-Based Compensation
(b) 98,309 $        130,124 $
Unrealized Incentive Fees (173,033) (19,928)
Less: Unrealized Incentive Fee Compensation 70,297 11,651
Net Unrealized Incentive Fees (102,736) $    (8,277) $
Unrealized Carried Interest 1,233,905 2,158,010
Less: Unrealized Carried Interest Compensation (616,080) (966,717)
Net Unrealized Carried Interest 617,825 $     1,191,293 $
Unrealized Investment Income 290,460 517,334
Less: Investment Income (Loss) - Blackstone's Treasury Cash Management Strategies
(a) (4,319) 19,574
Less: Adjustment Related to Realized Investment Income (Loss) - Blackstone's Treasury Cash Management Strategies
(a) (8,873) (13,194)
Net Unrealized Investment Income 277,268 $     523,714 $
Related Payables
(c) 27,421 $        74,570 $

Blackstone 32
Unit Rollforward
(a) Common Unitholders receive Tax Benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable Earnings of thePayable Under Tax Receivable Agreement and certain other tax-related payables.
(b) Excludes units which are not entitled to distributions.
4Q'12 1Q'13 2Q'13 3Q'13 4Q'13 FY'12 FY'13
Total GAAP Weighted-Average Common Units Outstanding - Basic 553,989,577 582,322,183 583,843,094 589,643,844 592,129,570 533,703,606 587,018,828
Adjustments:
Weighted-Average Unvested Deferred Restricted Common Units 2,430,014 3,377,716 2,919,959 3,276,951 4,536,624 4,965,464 3,527,812
Total GAAP Weighted-Average Common Units Outstanding - Diluted 556,419,591 585,699,899 586,763,053 592,920,795 596,666,194 538,669,070 590,546,640
Adjustments:
Weighted-Average Blackstone Holdings Partnership Units 581,202,276 557,463,170 555,224,714 551,916,623 549,773,866 590,446,577 553,579,525
Weighted-Average Economic Net Income Adjusted Units 1,137,621,867 1,143,163,069 1,141,987,767 1,144,837,418 1,146,440,060 1,129,115,647 1,144,126,165
Economic Net Income Adjusted Units, End of Period 1,143,019,281 1,143,893,134 1,142,576,555 1,145,675,305 1,150,867,868 1,143,019,281 1,150,867,868
Total Common Units Outstanding
(a) 568,600,922 573,275,746 576,466,264 584,860,157 588,165,949 568,600,922 588,165,949
Adjustments:
Blackstone Holdings Partnership Units 553,614,040 554,603,708 550,902,208 550,274,903 547,021,277 553,614,040 547,021,277
Distributable Earnings Units Outstanding
(b) 1,122,214,962 1,127,879,454 1,127,368,472 1,135,135,060 1,135,187,226 1,122,214,962 1,135,187,226

Blackstone 33
Definitions and Distribution Policy
Blackstone discloses the following financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:
•
Blackstone uses Economic Income, or “EI”, as a key measure of value creation, a benchmark of its performance and in making resource deployment and compensation decisions across its five segments. EI represents segment net income before taxes excluding transaction-related charges. Transaction-related charges arise from Blackstone’s initial public offering (“IPO”) and long-term retention programs outside of annual deferred compensation and other corporate actions, including acquisitions. Transaction-related charges include equity-based compensation charges, the amortization of intangible assets and contingent consideration associated with acquisitions. EI presents revenues and expenses on a basis that deconsolidates the investment funds Blackstone manages.
•
Economic Net Income, or “ENI”, represents EI adjusted to include current period taxes. Taxes represent the current tax provision (benefit) calculated on Income
(Loss) Before Provision for Taxes.
•
Blackstone uses Fee Related Earnings, or “FRE”, as a key measure to highlight earnings from operations excluding:  (a) the income related to performance fees and related carry plan costs, (b) income earned from Blackstone’s investments in the Blackstone Funds, and (c) realized and unrealized gains (losses) from other investments except for such gains (losses) from Blackstone’s Treasury cash management strategies. Blackstone uses FRE as a measure to assess whether recurring revenue from its businesses is sufficient to adequately cover all of its operating expenses and generate profits. FRE equals contractual fee revenues, investment income from Blackstone’s Treasury cash management strategies and interest income, less (a) compensation expenses (which includes amortization of non-IPO and non-acquisition-related equity-based awards, but excludes amortization of IPO and acquisition-related equity-based awards, carried interest and incentive fee compensation), and (b) other operating expenses.
•
Distributable Earnings, or “DE”, which is derived from Blackstone’s segment reported results, is a supplemental measure to assess performance and amounts available for distributions to Blackstone unitholders, including Blackstone personnel and others who are limited partners of the Blackstone Holdings partnerships. DE is intended to show the amount of net realized earnings without the effects of the consolidation of the Blackstone Funds. DE, which is a component of ENI, is the sum across all segments of:  (a) Total Management and Advisory Fees, (b) Interest and Dividend Revenue, (c) Other Revenue, (d) Realized Performance Fees, and
(e) Realized Investment Income (Loss); less (a) Compensation, excluding the expense of equity-based awards, (b) Realized Performance Fee Compensation, (c) Other
Operating Expenses, and (d) Taxes and Related Payables Including the Payable Under Tax Receivable Agreement. DE is reconciled to Blackstone’s Consolidated
Statement of Operations.
•
Blackstone uses Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization, or “Adjusted EBITDA”, as a measure of segment performance and an indicator of its ability to cover recurring operating expenses. Adjusted EBITDA equals DE before segment interest expense, segment depreciation and amortization, and the taxes and related payables including the Payable Under Tax Receivable Agreement.
•
Net Cash Available for Distribution to Common Unitholders is The Blackstone Group L.P.’s share of Distributable Earnings, less realized investment gains and returns of capital from investments and acquisitions, in excess of amounts determined by Blackstone’s general partner to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future cash requirements such as tax-related payments, clawback obligations and distributions to unitholders for any ensuing quarter.
Distribution Policy. Blackstone’s intention is to distribute to common unitholders each quarter substantially all of its Net Cash Available for Distribution to Common
Unitholders, subject to a minimum base quarterly distribution of $0.12 per unit. In circumstances in which the Net Cash Available for Distribution to Common
Unitholders for a quarter falls short of the amount necessary to support such per unit distribution, Blackstone intends to correspondingly reduce subsequent quarterly distributions below the amounts supported by the Net Cash Available for Distribution to Common Unitholders by the amount of the shortfall, but not below $0.12 per unit. All of the foregoing is subject to the qualification that the declaration and payment of any distributions are at the sole discretion of Blackstone’s general partner and may change at any time, including, without limitation, to reduce the quarterly distribution payable to common unitholders to less than $0.12 per unit or even to eliminate such distributions entirely.

Blackstone 34
Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things,
Blackstone’s operations and financial performance. You can identify these forward-looking statements by the use of words such as
“outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,”
“plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended
December 31, 2012, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange
Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings.
Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
This presentation does not constitute an offer of any Blackstone Fund.